UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

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      Date of Report (Date of earliest event reported): June 12, 2007


                                  CONSECO, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                               001-31792               75-3108137
----------------------                 ----------------        --------------
(State or other                          (Commission          (I.R.S. Employer
jurisdiction of                          File Number)        Identification No.)
organization)

11825 North Pennsylvania Street
        Carmel, Indiana                                             46032
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(Address of principal executive offices)                          (Zip Code)

                                 (317) 817-6100
                            -------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                ----------------
                        (Former name or former address,
                          if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01. Entry into a Material Definitive Agreement.

     See disclosure under Item 2.03 of this current report, which is incorporated by reference in this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an
           Off-Balance Sheet Arrangement of a Registrant.

     On June 12, 2007, Conseco, Inc. (the "Company") closed its previously announced amendment of its senior secured credit facility. A copy of the Company's press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

     The amendment of the senior credit facility provides for, among other things:

     o an increase in the principal amount of the facility from approximately $672 million to $872 million;

     o an increase in the general basket for restricted payments to $200 million for the fiscal year commencing June 12, 2007 and $300 million thereafter (in each case less any amount thereof paid in any prior fiscal year but following June 12, 2007); and

     o the Company to be able to request the addition of up to two new facilities or up to two increases in the credit facility of up to $330 million (but with the commitment increases made between June 12, 2007 and June 12, 2008 limited to $130 million), subject to compliance with certain financial covenants and other conditions.

     No changes were made to the interest rate or the maturity schedule of the amounts borrowed under the Credit Facility. The foregoing description of the amendment to the senior credit facility does not purport to be complete and is qualified in its entirety by reference to Amendment No. 1 dated June 12, 2007 to the Second Amended and Restated Credit Agreement among Conseco, Inc., Bank of America, N.A., as Agent, JP Morgan Chase Bank, N.A., as Syndication Agent, and other parties, which is attached hereto as Exhibit 10.1. For additional information regarding the Company's credit facility, reference is made to footnote 7 to the Company's audited financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2006.




Item 9.01.  Financial Statements and Exhibits.

     (d)  Exhibits

     10.1 Amendment No. 1 to the Second Amended and Restated Credit Agreement dated as of June 12, 2007 among Conseco, Inc., Bank of America, N.A., as Agent, JPMorgan Chase Bank, N.A., as Syndication Agent, and other parties.

     99.1   Press release of Conseco, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           CONSECO, INC.

June 15, 2007
                                           By:  /s/ John R. Kline
                                                ------------------------
                                                John R. Kline
                                                  Senior Vice President and
                                                  Chief Accounting Officer